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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) December 21, 1995
                                                        -----------------



                   CS First Boston Mortgage Securities Corp.
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                   33-98604               13-3320910
 ---------------------------       -----------         -------------------
(State or Other Jurisdiction       (Commission          (I.R.S. Employer
     of Incorporation)             File Number         Identification No.)


     Park Avenue Plaza
    New York, New York                                         10055
    ------------------                                       ---------
   (Address of Principal                                     (Zip Code)
     Executive Offices)

       Registrant's telephone number, including area code (212) 909-7537
                                                          --------------

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
Item 1.   Changes in Control of Registrant.
          Not Applicable.


Item 2.   Acquisition or Disposition of Assets.
          Not Applicable.


Item 3.   Bankruptcy or Receivership.
          Not Applicable.


Item 4.   Changes in Registrant's Certifying Accountant.
          Not Applicable.


Item 5.   Other Events.
          Not Applicable.


Item 6.   Resignations of Registrant's Directors.
          Not Applicable.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits.

              4.1        The Pooling and Servicing Agreement, dated as of
                         December 1, 1995, among CS First Boston Mortgage
                         Securities Corp., as Depositor, Wells Fargo Bank,
                         National Association, as Master Servicer and as initial
                         Special Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent.


Item 8.   Change in Fiscal Year.
          Not Applicable.

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                                  SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CS FIRST BOSTON MORTGAGE
                                    SECURITIES CORP.



Date: December 21, 1995                By:    /s/ David A. Gertner
                                           --------------------------
                                       Name:  David A. Gertner
                                       Title: Vice President

                                       3
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                               EXHIBIT INDEX



       Exhibit
       -------


       4.1     The Pooling and Servicing Agreement,
               dated as of December 1, 1995, among
               CS First Boston Mortgage Securities
               Corp., as Depositor, Wells Fargo
               Bank, National Association, as Master
               Servicer and as initial Special
               Servicer, LaSalle National Bank, as
               Trustee, and ABN AMRO Bank N.V., as
               Fiscal Agent